UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2014

DEMAND MEDIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1655 26th Street Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 394-6400

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 8, 2014, Demand Media, Inc. (“Demand Media”) acquired Saatchi Online, Inc., a Delaware corporation (“Saatchi Online”), pursuant to an Agreement and Plan of Merger, dated as of August 8, 2014, by and among Demand Media, Gallery Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Demand Media (“Merger Sub”), Saatchi Online and Shareholder Representative Services LLC as the Stockholder Representative, whereby Merger Sub was merged with and into Saatchi Online, with Saatchi Online surviving the merger as a wholly owned subsidiary of Demand Media (the “Merger”).

This Amendment No. 1 to the Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements Item 9.01 of the original Form 8-K filed on August 11, 2014 to provide certain historical financial statements for Saatchi Online and certain pro forma financial information in connection with the Merger. Any information required to be set forth in the initial Form 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the initial Form 8-K and Demand Media has not updated any information contained therein to reflect the events that have occurred since the date of the initial Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the initial Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

Saatchi Online’s audited financial statements as of and for the year ended December 31, 2013 and the notes related thereto are filed as Exhibit 99.1 hereto and incorporated herein by reference.

Saatchi Online’s unaudited financial statements as of and for the six months ended June 30, 2014 and for the six months ended June 30, 2013 and the notes related thereto are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)                                 Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial information for Demand Media and Saatchi Online as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013 and the notes related thereto are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits

23.1	Consent of CohnReznick LLP, Independent Auditor of Saatchi Online, Inc.

99.1	Audited financial statements of Saatchi Online, Inc. as of and for the year ended December 31, 2013.

99.2	Unaudited financial statements of Saatchi Online, Inc. as of and for the six months ended June 30, 2014 and for the six months ended June 30, 2013.

99.3	Unaudited pro forma condensed consolidated financial statements of Demand Media and Saatchi Online as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2014	DEMAND MEDIA, INC.

	By:	/s/ Sean Moriarty
Sean Moriarty
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of CohnReznick LLP, Independent Auditor of Saatchi Online, Inc.

99.1	Audited financial statements of Saatchi Online, Inc. as of and for the year ended December 31, 2013.

99.2	Unaudited financial statements of Saatchi Online, Inc. as of and for the six months ended June 30, 2014 and for the six months ended June 30, 2013.

99.3	Unaudited pro forma condensed consolidated financial statements of Demand Media and Saatchi Online as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013.